UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2006

Western Alliance Bancorporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2700 W. Sahara Avenue, Las Vegas, Nevada		89102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702.248.4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 31, 2006, Western Alliance Bancorporation (the "Company") completed its acquisition of Intermountain First Bancorp ("Intermountain") and its wholly owned subsidiary, Nevada First Bank, pursuant to an Agreement and Plan of Merger, dated December 30, 2005, between the Company and Intermountain (the "Agreement"). The Agreement provided for the merger of Intermountain First Bancorp with and into the Company, with the Company being the surviving corporation.

A copy of the related press release, dated March 31, 2006, announcing the completion of the acquisition is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated March 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Alliance Bancorporation

March 31, 2006	By:	Dale Gibbons

Name: Dale Gibbons
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 31, 2006